UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2008

VISIPHOR CORPORATION

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	000-30090 (Commission File Number)	None (IRS Employer Identification No.)

Suite 1100 – 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (604) 684-2449

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act.

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)

As previously disclosed in the Form 8-K filed on April 4, 2008 by Visiphor Corporation (the “Company”), on March 20, 2008, upon the nomination by Quorum Investment Pool Limited Partnership, Mr. Michael E. Goffin was appointed to the Board of Directors (the “Board”) of Visiphor Corporation (the “Company”) to serve as a director until the Company’s 2008 annual meeting of shareholders.  Mr. Goffin was elected to serve until the 2009 annual meeting of shareholders by the shareholders of the Company during the Company’s 2008 annual meeting of shareholders held on May 9, 2008.  At the directors meeting held on May 9th, 2008 Mr. Goffin was appointed to serve on the Audit Committee by a majority of the Board of Directors.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISIPHOR CORPORATION

Date: May 15, 2008

By:

/s/ Sunil Amin

Sunil Amin

Chief Financial Officer